UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

February 18, 2025

UPBOUND GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-38047 (Commission File Number)	45-0491516 (IRS Employer Identification No.)

5501 Headquarters Drive

Plano, Texas 75024

(Address of principal executive offices and zip code)

(972) 801-1100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	UPBD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 20, 2025, Upbound Group, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2024. Copies of the press release and earnings release are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. The information contained in this paragraph, as well as Exhibits 99.1 and 99.2 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 20, 2025, the Company announced by press release that Mr. Mitchell E. Fadel will retire as Chief Executive Officer of the Company and as a member of the Board of Directors of the Company (the “Board”), effective June 1, 2025 (the “Transition Date”). Mr. Fadel will not receive any cash severance benefits in connection with his retirement, but he will receive the equity-award employment termination treatment provided in that certain letter agreement, by and between the Company and Mr. Fadel, dated April 3, 2024, subject to the terms and conditions set forth therein and as previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on April 5, 2024.

In connection with Mr. Fadel’s retirement, the Company has appointed Mr. Fahmi Karam to succeed Mr. Fadel as Chief Executive Officer of the Company and a member of the Board, effective as of the Transition Date. Mr. Karam, age 46, is currently the Chief Financial Officer of the Company. Mr. Karam has nearly 25 years of experience in strategy, operations and finance. Prior to being appointed as Chief Financial Officer of the Company in October 2022, Mr. Karam held the role of Chief Financial Officer of Santander Consumer USA. Mr. Karam previously served as Santander’s Head of Pricing and Analytics from May 2018 to September 2019 and as Executive Vice President, Strategy and Corporate Development from September 2015 to May 2018. Prior to his roles at Santander, Mr. Karam spent 12 years at JP Morgan Investment Bank and two years at Deloitte Audit Assurance Services.

On February 19, 2025, Mr. Karam entered into an Employment Agreement with the Company (the “Employment Agreement”), setting forth the terms and conditions of his employment as Chief Executive Officer. Under the Employment Agreement, Mr. Karam will receive, as of the Transition Date, an annual base salary in an amount equal to $1,100,000 and, commencing in 2025, an annual cash bonus with a target equal to 150% of his annual base salary and an annual equity-based award with a target grant date fair value equal to 450% of his annual base salary; provided that Mr. Karam’s annual equity-based award in respect of 2025 will include a provision pursuant to which a portion of such award in an amount equal to the difference between (i) the target grant date fair value of Mr. Karam’s annual equity-based award as Chief Executive Officer and (ii) the target grant date fair value of Mr. Karam’s annual equity-based award as Chief Financial Officer shall be forfeited in the event Mr. Karam does not assume the Chief Executive Officer role on the Transition Date and remains in his Chief Financial Officer role. In addition, Mr. Karam will be eligible to participate in the Company’s employee benefit plans covering employees of the Company on the same terms and conditions as other senior executives of the Company, as described in the Employment Agreement.

Pursuant to the Employment Agreement, in connection with a termination of employment by the Company without “cause” or by Mr. Karam for “good reason” (in each case as defined in the Employment Agreement), subject to Mr. Karam’s execution of a release of claims, Mr. Karam will be entitled to receive the following: (i) two times the sum of Mr. Karam’s annual base salary and target annual bonus (payable in equal installments over 24 months, provided that if such qualifying termination occurs in connection with a “change in control” (as defined in the Employment Agreement), such amounts will be payable in a lump sum), (ii) a pro rata annual bonus for the year of termination based on actual performance (or target performance, if such qualifying termination occurs in connection with a “change in control”), (iii) up to 24 months of benefit continuation coverage and (iv) Mr. Karam’s unvested and outstanding equity-based awards for which he has remained continuously employed from the grant date through the first anniversary of the grant date will be treated as follows: (a) each such award that is subject solely to time-based vesting conditions will be accelerated in full and (b) each such award that is subject to performance-based vesting conditions will remain outstanding and continue to vest in accordance with the award’s original vesting schedule irrespective of the termination of Mr. Karam’s employment, subject to the satisfaction of any applicable performance criteria. If Mr. Karam’s employment is terminated due to death or “disability” (as defined in the Employment Agreement), he will be entitled to a pro rata annual bonus for the year of termination based on actual performance and up to 24 months of benefit continuation coverage. The Employment Agreement also contains non-competition and employee and client non-solicitation covenants that apply during Mr. Karam’s employment and for two years thereafter, as well as perpetual non-disparagement and confidentiality provisions.

Mr. Karam has no family relationship with any director or executive officer of the Company. Mr. Karam has no direct or indirect material interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

The Company also announced that Mr. Sudeep Gautam, former Executive Vice President – Chief Technology and Digital Officer, departed the Company, effective February 18, 2025. At that time, Mr. Gautam ceased serving as Executive Vice President – Chief Technology and Digital Officer and as an officer and employee of the Company. In connection with his departure, Mr. Gautam will be entitled to receive the payments and benefits provided by his existing Executive Transition Agreement (“ETA”) between Mr. Gautam and the Company, subject to the terms and conditions of the ETA.

Item 7.01 Regulation FD Disclosure.

On February 20, 2025, Upbound Group, Inc. issued an investor presentation announcing its financial results for the quarter and fiscal year ended December 31, 2024. A copy of the investor presentation is furnished herewith as Exhibit 99.3 and is incorporated herein by reference. A copy of the press release announcing Mr. Fadel’s retirement, as described under Item 5.02, is furnished herewith as Exhibit 99.4 and is incorporated herein by reference. The information contained in this paragraph, as well as Exhibits 99.3 and 99.4 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, by and between the Company and Mr. Fahmi Karam, dated February 19, 2025
99.1	Press release, dated February 20, 2025
99.2	Earnings release, dated February 20, 2025
99.3	Investor Presentation, dated February 20, 2025
99.4	CEO transition release, dated February 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPBOUND GROUP, INC.

Date: February 20, 2025	By:	/s/ Bryan Pechersky
Bryan Pechersky
EVP, General Counsel and Corporate Secretary